UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders

SPAR Group, Inc. (the "Registrant" or "SGRP"), held its Annual Meeting of Stockholders on May 15, 2014 (the "2014 Annual Meeting"), for those who were stockholders of SGRP at the close of business on April 4, 2014 (the "Record Date"), pursuant to notice and proxy materials duly mailed to them.  As of the Record Date, there were 20,614,473 shares outstanding of SGRP's common stock, $0.01 par value (the "SGRP Common Stock"). At the 2014 Annual Meeting, Record Date stockholders holding 17,225,327 shares (approximately 84%) of the SGRP Common Stock were present in person or by proxy.  Each such stockholder was entitled to one vote for each share of the SGRP Common Stock held by such stockholder on the Record Date, and the holders of the SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2014 Annual Meeting.

At the 2014 Annual Meeting, the following matters were submitted to votes of SGRP's stockholders: (i) Election of directors; (ii) Advisory Vote respecting the ratification of the appointment of BDO USA, LLP ("BDO"), as the Corporation’s principal independent public auditors for 2014; (iii) Advisory Vote on the Executive Compensation as described in the 2014 Proxy Statement; and (iv) Advisory Vote on the Frequency of the Executive Compensation Vote.

(i) The following votes were received at the 2014 Annual Meeting from the stockholders by proxy or ballot for the election of seven directors to serve until the 2014 Annual Meeting of Stockholders and until their respective successors are elected and qualified, and all such persons were reelected as directors of SGRP:

Name	For	Withheld
William H. Bartels	13,677,658	39,131
Robert G. Brown	13,677,558	39,231
Arthur B. Drogue	13,680,927	35,862
Lorrence T. Kellar	13,680,278	36,511
C. Manly Molpus	13,680,927	35,862
Jack W. Partridge	13,680,978	35,811
Jill M. Blanchard	13,700,486	16,303

(ii) The following votes were received at the 2014 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the appointment of BDO USA, LLP ("BDO"), as the Corporation’s principal independent public accountants for the fiscal year ending December 31, 2014, and such appointment was approved:

Votes

For	Against	Abstain	Not Voted
17,195,644	328	29,355	0

(iii) The following votes were received at the 2014 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement (i.e., "say on pay"), and such compensation was approved:

Votes

For	Against	Abstain	Not Voted
13,625,292	76,006	15,491	3,508,538

The Corporation currently intends to request this same advisory vote from its stockholders next year.

(iv) The following votes were received at the 2014 Annual Meeting from the stockholders by ballot for the proposal to select (on an advisory basis) whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency"):

Votes

"One Year"	"Two Years"	"Three Years"	Abstain	Not Voted
13,683,531	7,793	13,161	12,304	3,508,538

The Corporation currently intends to request this same advisory vote from its stockholders next year.

Although the stockholder notice and proxy materials permitted certain other matters to be considered by the stockholders at the 2014 Annual Meeting, no other matters were submitted to or voted on by the stockholders.

Forward Looking Statements

There are "forward-looking statements" contained in this Report and any statements that may have been made in the 2014 Annual Meeting referenced above. There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2013 (the "Annual Report"), as filed on March 31, 2014, with the Securities and Exchange Commission (the "SEC"), in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders currently scheduled to be held on May 15, 2014 (the "Proxy Statement"), as filed with the SEC on April 24, 2014, SGRP's Quarterly Report on Form 10-Q for the quarter and three-month period ended March 31, 2014 (the "Quarterly Report"), as filed with the SEC on May 15, 2014, and the Company's other filings under applicable law with the SEC (including this Report, the Annual Report, the Proxy Statement and the Quarterly Report, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The Company's forward-looking statements include, in particular and without limitation, the Release attached to this Report, the "Management's Discussion and Analysis of Financial Condition, Results of Operations, Liquidity and Capital Resources" in the Quarterly Report, and "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider all forward-looking statements, risk factors and the other risks, cautions and information noted in this Report, the Annual Report, the Proxy Statement, the Quarterly Report and the Company's other SEC Reports that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition to differ materially from those anticipated by the Company and described in the information in the Company's forward-looking and other statements, whether express or implied, as the Company's anticipations are based upon the Company's plans, intentions, expectations and estimates and (although the Company believe them to be reasonable) involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company anticipated.

Although the Company believes that its plans, intentions, expectations and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, expectations or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described in our SEC Reports (See, among other things, Item 1A – Risk Factors - in the Annual Report) and any other risks, cautions or information contained or incorporated by reference into any applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

You should not place undue reliance on the Company's forward-looking statements and similar information because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control. The Company's forward-looking statements, risk factors and other risks, cautions and information (whether contained in this Report, the Annual Report, the Proxy Statement, the Quarterly Report or any other applicable SEC Report) are based on the information currently available to the Company and speak only as of the date specifically referenced, or if no date is referenced, then as of December 31, 2013, in the case of the Annual Report or the Proxy Statement or the last day of the period covered by any other applicable SEC Report. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievements, results, risks or condition will likely differ from those expressed or implied by the Company's forward-looking statements, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(a)     Exhibits:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: May 15, 2014
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

NONE